Exhibit 10.1

SIXTH
MODIFICATION AGREEMENT

THIS SIXTH MODIFICATION AGREEMENT (“AGREEMENT”) is made as of December 16, 2010, by and among AVATECH SOLUTIONS, INC., a Delaware corporation (“AVATECH”), and AVATECH SOLUTIONS SUBSIDIARY, INC., a Delaware corporation (“AVATECH SUBSIDIARY”), jointly and severally, and PNC BANK, NATIONAL ASSOCIATION, successor by merger to Mercantile-Safe Deposit and Trust Company (“LENDER”). AVATECH and AVATECH SUBSIDIARY are collectively referred to herein as the “BORROWERS”.

RECITALS

In accordance with the terms and conditions set forth in a Loan and Security Agreement dated as of January 27, 2006 between the BORROWERS and the LENDER (“ORIGINAL LOAN AGREEMENT”), the LENDER extended to the BORROWERS a revolving line of credit in the maximum principal amount outstanding at any one time of Five Million Dollars ($5,000,000.00) (the “LOAN”). Pursuant to the ORIGINAL LOAN

AGREEMENT, the BORROWERS’ obligations to the LENDER are secured by all of the BORROWERS’ tangible and intangible assets.

Pursuant to a Modification Agreement dated as of May 30, 2006 (“FIRST MODIFICATION”), the LENDER extended to the BORROWERS a short term bridge loan, in the amount of Six Million Five Hundred Thousand ($6,500,000.00) (“BRIDGE LOAN”), and the terms of the ORIGINAL LOAN AGREEMENT were modified in certain respects. All sums due in connection with the BRIDGE LOAN have been repaid by the BORROWERS.

Pursuant to a Second Modification Agreement dated as of December 31, 2006 (“SECOND MODIFICATION”), a Third Modification Agreement dated as of December 31, 2008 (“THIRD MODIFICATION”), and a Fourth Modification Agreement dated as of December 31, 2009 (“FOURTH MODIFICATION”), the terms of the ORIGINAL LOAN AGREEMENT were modified in certain additional respects. Pursuant to a Fifth Modification Agreement dated as of August 17, 2010 (collectively with the ORIGINAL LOAN AGREEMENT, the FIRST MODIFICATION, the SECOND MODIFICATION, the THIRD MODIFICATION and the FOURTH MODIFICATION, the “LOAN AGREEMENT”), the LENDER consented to the entry by a new subsidiary of AVATECH into a merger transaction (the “MERGER”) with Rand Worldwide, Inc., and the terms of the LOAN AGREEMENT were modified in certain additional respects.

Pursuant to the terms of the LOAN AGREEMENT, the current maturity date of the LOAN is December 19, 2010. The BORROWERS have requested that the LENDER extend the maturity date of the LOAN to January 31, 2011. The LENDER has agreed to the BORROWERS’ request, but only in accordance with the terms and conditions set forth herein. As used herein, the term “LOAN DOCUMENTS” shall collectively mean the LOAN AGREEMENT and all other documents and agreements evidencing or securing the LOAN. Unless otherwise defined herein, any terms appearing in all capital letters in this AGREEMENT shall have the respective meanings ascribed to such terms in the LOAN AGREEMENT.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Representations And Warranties Of Borrowers. To induce the LENDER to enter into this AGREEMENT and to provide the BORROWERS with the accommodations described herein, the BORROWERS make the representations and warranties set forth below and acknowledge the LENDER’S justifiable right to rely upon these representations and warranties.

a. No Litigation. There is no action, suit, investigation, or proceeding pending against either of the BORROWERS or any other assets of either of the BORROWERS, except for those proceedings previously disclosed to the LENDER in writing.

b. Organization; Good Standing; Authorization. Each of the BORROWERS: (a) has the power to enter into this AGREEMENT and all other documents, and agreements required to be executed pursuant to this AGREEMENT, and has the power to perform all of its obligations hereunder and thereunder; (b) has duly authorized the entry into and performance of this AGREEMENT and all other documents and agreements required to be executed by such BORROWER; and (c) is in good standing in the state of its incorporation or organization, as applicable, and is in good standing and qualified as a foreign corporation or limited liability company, as applicable, in all other states in which such qualification is required.

c. Valid, Binding And Enforceable. This AGREEMENT and all of the other documents and agreements executed pursuant to this AGREEMENT are the valid and binding obligations of the BORROWERS and are fully enforceable against each of the BORROWERS in accordance with their terms.

d. Subsidiaries. AVATECH SOLUTIONS SUBSIDIARY, INC. is a wholly-owned subsidiary of AVATECH SOLUTIONS, INC. Except for the subsidiary created by AVATECH in connection with the MERGER, the BORROWERS have no other subsidiaries.

2. Amendments To Loan Agreement. The LOAN AGREEMENT is hereby modified and amended as follows:

a. Amendment to Definition. The definition of “LOAN DOCUMENTS” contained in Section 1.66 of the LOAN AGREEMENT shall also include, without limitation, this AGREEMENT.

b. Extension of Maturity Date. The definition of “MATURITY DATE” contained in Section 1.70 of the LOAN AGREEMENT is modified by replacing the existing provision with the following:

Section 1.70. Maturity Date. The term “MATURITY DATE” means January 31, 2011, as such date may be extended by written agreement of the LENDER.

4. No Novation; No Refinance; No Adverse Effect On Liens. The parties hereto do not intend that a novation of the LOAN or any of the LOAN DOCUMENTS shall be created or effected because of the modification of the LOAN AGREEMENT, as described herein. The parties hereto do not intend that the execution of this AGREEMENT, and the amendments and modifications to be made to the LOAN AGREEMENT, as described herein, shall: (a) constitute a refinance of the LOAN; or (b) affect or impair the validity, enforceability, or priority of any of the liens or security interests imposed by or granted in the LOAN DOCUMENTS.

5. Other Terms; Confirmation Of Obligations. Other than the foregoing, all other terms and conditions of the LOAN DOCUMENTS shall remain in full force and effect and are incorporated herein by reference. The BORROWERS acknowledge, ratify and confirm their respective obligations under the LOAN DOCUMENTS and further acknowledge and confirm that the BORROWERS are and shall remain absolutely and unconditionally obligated to pay the LENDER all present and future indebtedness that is owed to the LENDER under the LOAN DOCUMENTS, as modified hereby, in the manner provided therein, notwithstanding the LENDER’S execution of this AGREEMENT and any documents to be executed pursuant to this AGREEMENT, and notwithstanding the various agreements the LENDER has set forth herein and therein.

6. Security. The BORROWERS’ obligations under the LOAN DOCUMENTS, as modified hereby, shall continue to be secured by all of the liens, assignments, and security interests provided in the LOAN DOCUMENTS.

7. Miscellaneous.

a. Incorporation. The terms and conditions of the LOAN DOCUMENTS are incorporated herein by reference and made a part hereof as if fully set forth herein. In the event of any inconsistencies between the terms and conditions of this AGREEMENT and any of the terms and conditions of the other LOAN DOCUMENTS (except as to the specific modifications contained herein), the LENDER shall determine, in its sole discretion, which of the terms and conditions shall control.

b. Integration. This AGREEMENT, the LOAN DOCUMENTS (as modified), and any other documents executed pursuant to or in connection with this AGREEMENT, if any, constitute the entire agreement between the LENDER and the BORROWERS with respect to the subject matter hereof, and any term or condition not expressed therein does not constitute a part of the agreement of the LENDER and the BORROWERS with respect to such subject matter.

c. Severability. If any provision or part of any provision of this AGREEMENT shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this AGREEMENT and this AGREEMENT shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

d. Number, Gender, And Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT.

e. Further Assurances. As part of this AGREEMENT, and in consideration for the agreements of the LENDER as set forth therein, each BORROWER agrees to execute and deliver to the LENDER such other and further documents as may, from time to time, in the sole opinion of the LENDER and the LENDER’S counsel, be necessary or appropriate to carry out the terms and conditions of this AGREEMENT and the LOAN DOCUMENTS. If either BORROWER fails to execute any such documents within ten (10) days of being requested to do so by the LENDER, such BORROWER hereby appoints the LENDER or any officer of the LENDER as the attorney in fact for such BORROWER for purposes of executing such documents in the name, place and stead of such BORROWER, which power of attorney shall be considered as coupled with an interest and irrevocable.

f. Waivers. No failure or delay by the LENDER in the exercise or enforcement of any of its rights under any LOAN DOCUMENT shall be a waiver of such right or remedy, nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. The LENDER may at any time or from time to time waive all or any rights under this AGREEMENT or any of the LOAN DOCUMENTS, but any such waiver must be specific and in writing and no such waiver shall constitute, unless specifically so expressed by the LENDER in writing, a future waiver of performance or exact performance by either BORROWER. No notice to or demand upon either BORROWER in any instance shall entitle such BORROWER (or the other BORROWER) to any other or further notice or demand in the same, similar or other circumstance.

g. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

h. Consent To Jurisdiction; Agreement As To Venue. Each BORROWER irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court For The District Of Maryland, if a basis for federal jurisdiction exists. Each BORROWER agrees that venue shall be proper in any circuit court of the State of Maryland selected by the LENDER or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waive any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

i. Binding Effect; No Oral Modification. This AGREEMENT shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives, successors and assigns. This AGREEMENT may not be altered, modified or amended unless such alteration, modification or amendment is in writing and executed by the LENDER.

j. Time. Time is of the essence with respect to all of the obligations of the BORROWERS under this AGREEMENT and the LOAN DOCUMENTS.

k. Costs Of Transaction. All costs of the transactions contemplated by this AGREEMENT, including without limitation all of attorneys’ fees and expenses incurred by the LENDER, shall be paid by the BORROWER, regardless of whether such costs are incurred before or after the execution and delivery of this AGREEMENT.

8. Release; Waiver. As part of the agreements set forth herein, and in consideration of the same, each BORROWER hereby releases the LENDER and all of the LENDER’S past, present and future directors, officers, employees, agents and attorneys from any and all claims, causes of action, suits and damages (including claims for attorneys’ fees) which either of the BORROWERS, jointly or severally or otherwise, ever had or now have against the LENDER or any of the LENDER’S past, present and future directors, officers, employees, agents or attorneys. Without limiting the generality of the foregoing, each BORROWER acknowledges and agrees that there exists no offset or defense to the obligations of any BORROWER as stated in the LOAN DOCUMENTS.

9. Waiver Of Jury Trial. The parties hereto agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party to this AGREEMENT, or any of their successors or assigns, on or with respect to this AGREEMENT or any LOAN DOCUMENT or which in any way relates, directly or indirectly, to the obligations of the BORROWERS to the LENDER under this AGREEMENT or any LOAN DOCUMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE PARTIES EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDINGS. The parties acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that the parties would not enter into this AGREEMENT if this provision were not contained herein.

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IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written with the specific intention of creating a document under seal.

WITNESS/ATTEST:	BORROWERS:
AVATECH SOLUTIONS, INC.,
A Delaware Corporation
	By:	/s/ Lawrence Rychlak	(SEAL)

Lawrence Rychlak, President and Chief Financial Officer

AVATECH SOLUTIONS SUBSIDIARY, INC.,

A Delaware Corporation

By:	/s/ Lawrence Rychlak	(SEAL)

Lawrence Rychlak, President and Chief Financial Officer

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen D. Palmer—(SEAL)

Stephen D. Palmer, Senior Vice President